                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


                  FILING OF REGISTRATION STATEMENT ON FORM S-4


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Northrop Grumman Systems Corporation, a Delaware corporation, formerly Northrop Grumman Corporation ("Northrop Systems"), and Northrop Grumman Corporation, a Delaware corporation, formerly NNG, Inc. ("Northrop Grumman", and together with Northrop Systems, the "Registrants") hereby nominate and appoint
W. BURKS TERRY and JOHN H. MULLAN, and each of them acting or signing singly, his or her agents and attorneys-in-fact, in his or her name to execute and/or file (1) a registration statement on Form S-4 under the Securities Act of 1933, as amended, (the "Act"), in connection with the registration, offer and sale or exchange under the Act of $750,000,000 aggregate principal amount of Northrop Systems' 7 1/8% Exchange Notes due 2011 and $750,000,000 aggregate principal amount of Northrop Systems' 7 3/4% Exchange Debentures due 2031 in exchange for Northrop Systems' outstanding 7 1/8% Notes due 2011 and 7 3/4% Debentures due 2031, respectively, and the guarantee thereof by Northrop Grumman; and (2) any one or more amendments to any part of the foregoing registration statement, including any post-effective amendments or appendices or supplements that may be required to be filed under the Act to keep such registration statement effective or to terminate its effectiveness.

     Further, the undersigned does hereby authorize and direct the said agents and attorneys-in-fact to take any and all acts and execute and file any and all documents with the Securities and Exchange Commission ("SEC"), or state regulatory agencies, necessary, proper or convenient in their opinion to comply with the Act and the rules and regulations or orders of the SEC, or state regulatory agencies, adopted or issued pursuant thereto, including the making of any requests for acceleration of the effective date of said registration statement, to the end that the registration statement of the Corporation shall become effective under the Act and any other applicable law.

     Finally, the undersigned do hereby ratify, confirm and approve each and every act and document which the said appointed agents and attorneys-in-fact may take, execute or file pursuant thereto with the same force and effect as though such action had been taken or such documents had been executed or filed by the undersigned respectively.

     This Power of Attorney shall remain in full force and effect until revoked or superseded by written notice filed with the SEC.

                            [Signature page follows]

                                       1
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          IN WITNESS WHEREOF, the undersigned have executed this Power of
Attorney on May 8, 2001.


/s/ Kent Kresa                                Chairman of the Board, President and Chief
------------------------------------          Executive Officer and Director (Principal Executive
Kent Kresa                                    Officer)

/s/ Richard B. Waugh, Jr.                     Corporate Vice President and Chief Financial
------------------------------------          Officer (Principal Financial Officer)
Richard B. Waugh, Jr.

/s/ Robert B. Spiker                          Corporate Vice President and Controller (Principal
------------------------------------          Accounting Officer)
Robert B. Spiker

/s/ Jack R. Borsting                          Director
------------------------------------
Jack R. Borsting

/s/ John T. Chain, Jr.                        Director
------------------------------------
John T. Chain, Jr.

/s/ Lewis W. Coleman                          Director
------------------------------------
Lewis W. Coleman

/s/ Vic Fazio                                 Director
------------------------------------
Vic Fazio

/s/ Phillip Frost                             Director
------------------------------------
Phillip Frost

/s/ Charles R. Larson                         Director
------------------------------------
Charles R. Larson

/s/ Robert A. Lutz                            Director
------------------------------------
Robert A. Lutz

/s/ Aulana L. Peters                          Director
------------------------------------
Aulana L. Peters

/s/ John E. Robson                            Director
------------------------------------
John E. Robson

/s/ Richard M. Rosenberg                      Director
------------------------------------
Richard M. Rosenberg

/s/ John Brooks Slaughter                     Director
------------------------------------
John Brooks Slaughter

                                              Director
------------------------------------
Richard J. Stegemeier

/s/ Ronald D. Sugar                           Director
------------------------------------
Ronald D. Sugar

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